Summary Prospectus Supplement

August 22, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 22, 2018 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2018

Active International Allocation Portfolio (the "Fund")

The Annual Fund Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Fund Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C
Advisory Fee	0.65%	0.65%	0.65%	0.65%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%
Other Expenses	0.49%	0.58%	0.67%	18.41%
Total Annual Fund Operating Expenses[3]	1.14%	1.48%	2.07%	20.06%
Fee Waiver and/or Expense Reimbursement[3]	0.24%	0.23%	0.32%	18.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.90%	1.25%	1.75%	2.00%

Please retain this supplement for future reference.

  IFIAIAFEESUMPROSPT 8/18